UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	001-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Market Street, Suite 1100 Philadelphia, Pennsylvania	19106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(877) 258-3722

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On November 6, 2015, Alteva, Inc. (“Alteva”) issued a press release related to proxy advisory reports issued by Institutional Shareholder Services, Inc. and Glass Lewis & Co. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release: ISS and Glass & Lewis Recommend that Alteva Shareholders Vote “FOR” Merger Agreement with MBS Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc.

Date:	November 9, 2015	By:	/s/ Brian J. Kelley
Brian J. Kelley
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release: ISS and Glass & Lewis Recommend that Alteva Shareholders Vote “FOR” Merger Agreement with MBS Holdings, Inc.